Exhibit 10.14
                                  -------------

                   AT & T Capital Corporation Lease Agreement

TO OUR VALUED CUSTOMER: This lease has been written in "Plain English". When we use the words you and your in this Lease, we mean you, our customer, which is the Lessee indicated below. When we use the words we, as and our in this lease, we mean the lessor, AT&T Capital Leasing Services, Inc. Our address is P. O. Box 9104, Framingham, MA 01701.

CUSTOMER INFORMATION:

Lessee Name
-----------
Synthonics Technologies, Inc.

Billing Street Address/City/County/State/Zip:               Phone Number:
--------------------------------------------                -------------
31324 Via Colinas #106                                      818-991-9021
Westlake Village, CA 91362

Approval Number: 003866952         Lease #  _________________

Customer #0000000                  Federal Tax ID #

SUPPLIER INFORMATION

Supplier Name
-------------
Omnidata ("SUPPLIER")

Street Address/City/State/Zip                               Supplier Phone
-----------------------------                               --------------
2500 Townsgate Rd, Unit 1, Westlake Village, CA 91361       805-371-4400

EQUIPMENT
DESCRIPTION      Quantity             Make Model                 Serial Number
------------------------------------------------------------------------------
Please See Attached Equipment Addendum

END OF LEASE PURCHASE OPTION:      Fair Market Value


TERM AND LEASE PAYMENT SCHEDULE
-------------------------------

Lease Term                Lease Payment              Additional Provisions
 24 MONTHS                 $2266.00*


You agree to pay us at the time you sign this lease:

     A. Total  Advance Lease  payment: 2 (Months) =    $4,532.00
     B. Sales /use tax on Advance Lease Payment   =    $  373.90
     C. One - Time  Documentation Fee             =    $  100.00
     D. Total A + B + C                           =    $5,005.90

     If more thin one lease payment is required in advance, the additional amount will be applied at the end of the original term.

     *Plus Applicable Taxes

INSURANCE & TAXES
-----------------
You are required to provide and maintain insurance related to the Equipment, and to pay any property use or other taxes related to this lease or Equipment. (See Sections 4 and 6 on this Lease). If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption.

TERMS AND CONDITIONS
--------------------
BY SIGNING THIS LEASE: (i) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS LEASE, (ii) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE. AND YOU CANNOT WITHHOLD SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (iii) YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES (iv) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN
SECTION I OF THIS LEASE (v) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO THIS LEASE RATHER THAN PURCHASE THE EQUIPMENT FOR THE TOTAL CASH PRICE AND (vi) YOU AGREE THAT THIS LEASE WILL 13E GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS. YOU AND WE EXPRESSLY WAIVE ANY RIGHTS TO A TRIAL BY JURY. YOU AGREE THAT (i) YOU HAVE HAD A SUFFICIENT OPPORTUNITY TO READ AND REVIEW THE TERMS OF EACH PROVISION OF THIS LEASE AND REVIEW THE SAME WITH YOUR COUNSEL If YOU DEEM SUCH REVIEW NECESSARY, (ii) THAT YOU HAVE RECEIVED EACH OF THE FIVE (5) PAGES OF THIS LEASE AND THAT SUCH PAGES ARE CLEAR AND LEGIBLE AND (iii) THAT THIS LEASE IS COMPLETE AND THAT NONE OF THE PROVISIONS ARE MISSING OR ILLEGIBLE. YOU ACKNOWLEDGE THAT WE ARE RELYING ON YOUR REPRESENTATION THAT THIS LEASE IS COMPLETE AND LEGIBLE.

AT&T CAPITAL LEASING SERVICES                SYNTHONICS TECHNOLOGIES INC
-----------------------------                ---------------------------
LESSOR                                       LESSEE

                                             /s/ F. Michael Budd
-------------------------------              ---------------------------------
Authorized Signature                         By: F. Michael Budd, President
                                             Authorized Signature

_______________________________              Date:  11/26/97
Print Name & Title         Date

DELIVERY AND ACCEPTANCE

DELIVERY AND ACCEPTANCE CERTIFICATE

By signing below, you, the Lessee, agree:

A) That all equipment described in the lease identified below ("Equipment") has been delivered, inspected, installed and is unconditionally and irrevocably accepted by you as satisfactory for all purposes of the lease;

and

B) That we, AT&T Capital Leasing Services, Inc., are authorized to purchase the Equipment and start billing you under the lease.

Lease Number:  __________________            Customer Number: _______________


Synthonics Technologies, Inc.
Lessee Name


--------------------------------------
Authorized Signature


--------------------------------------
Title                      Date

1. LEASE; DELIVERY AND ACCEPTANCE. You agree to lease the equipment described on the first page of this lease agreement (collectively, "Equipment") on the terms and conditions &hewn set forth in this lease ("Lease"). If you have entered into any purchase or Supply contract ("Supply Contract') with any Supplier, you assign to us your rights under such Supply Contract, but none of your obligations (other than the obligation to pay for the Equipment if it is accepted by you as stated below and you timely deliver to us such documents and assurances as we request). If you have not entered into a Supply Contract, you authorize us to enter into a Supply Contract on your behalf. You will arrange for the delivery of the Equipment to you. When you receive the Equipment, you agree to inspect it to determine if it is in good working order. This Lease will begin on the date when the Equipment is delivered to you and the Equipment will be deemed irrevocably accepted by you upon the earlier of a) the delivery to us or a signed Delivery and Acceptance Certificate (if requested by us), or b) 10 days after delivery of the Equipment to you if previously you have not given written notice to us of your non-acceptance. The first Least Payment is due on or before the date the Equipment is delivered to you. The remaining Lease Payments will be due on the day of each subsequent month lot such other time period specified in this Lease) designated by us. You will make all payments required under this Lease to us at such address as we may specify in writing. You authorize us to adjust the Law Payment by not more (than 15% if the actual Total Cash Price (which is all amounts we have paid in connection with the purchase, delivery and installation of die Equipment, including tiny trade-up and buy-out amounts) differs from the estimated Total Cash Price. If any Lease Payment or other amount payable under this Lease is not paid within 10 days of its due date, you will pay us a late charge not to exceed 7% of each late payment (or such lesser rate as is the maximum rate allowable under applicable law).

2. NO WARRANTIES. We are leasing the Equipment to you "AS-IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE THE EQUIPMENT. WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE. WE ARE NOT RESPONSIBLE FOR AND YOU WILL NOT MAKE ANY CLAIM AGAINST US FOR ANY DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT. YOU AGREE THAT NEITHER SUPPLIER NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF SUPPLIER IS OUR AGENT OR HAS ANY AUTHORITY TO SPEAK FOR US OR TO BIND US IN ANY WAY. We transfer to you for the term of this Lease any warranties made by the manufacturer or Supplier under a Supply Contract.

3. EQUIPMENT LOCATION; USE AND REPAIR; RETURN. You will keep and use the Equipment only at the Equipment Location shown on the first page of this Lease. You may not move the Equipment without our pilot written consent. At your own cost and expense, you will keep the Equipment eligible for any manufacturer's certification and in compliance with all applicable laws and in good condition, except for ordinary wear and tear. You will not make any alterations, additions or replacements to the Equipment without our prior written consent. All alterations, additions or replacements will become part of the Equipment and our property at no cost or expense to us. We may inspect the Equipment at any reasonable time. Unless you purchase the Equipment in accordance with this Lease, at the end of this Lease you will immediately return the Equipment to us, in as good condition as when you received it, except for ordinary wear and tear, to any place in the United States that we tell you. You will pay all expenses of deinstalling, crating and shipping, and you will insure the Equipment for its full replacement value during shipping.

4. TAXES AND FEES. You will pay when due, either directly or to us upon our demand, all taxes, fines and penalties relating to this Lease or the Equipment that are now or in the future assessed or levied by any slate, local or government authority. We will file all personal property tax use or other tax returns (unless we notify you otherwise in writing) and you agree to pay us a he for making such ratings. We do not have to contest any taxes, fines or penalties. You will pay estimated property taxes with each Lease Payment or annually, as invoiced.

5. LOSS OR DAMAGE. As between you and us, you are responsible for any loss, theft, destruction of, or damage to, the Equipment (collectively "Loss") from any cause at all, whether or riot insured, until it is delivered to us at the end of this Lease. You are required to make all Lease Payments even if there is a Loss. You must notify us in writing immediately of any Loss. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us die amounts specified in Section 9(b) below.*

6. INSURANCE. You will provide and maintain A your own expense (a) property insurance against the loss, theft, damage or destruction to the Equipment for its full replacement value, naming us as lost payee, and (b) public liability and third party property insurance, naming us as in additional insured. You will give us certificates of other evidence of such insurance when requested. Such insurance will be in a form, amount and with companies acceptable 10 us, and will provide that we will be given 30 days advance notice of any cancellation or material change of such insurance. If you do not give us evidence of insurance acceptable to us, we have the right, but not the obligation to obtain insurance covering our interest in the Equipment for the term of this Lease. Including any renewal of extensions, from an insurer of our choice, including an insurer that is our affiliate. We may add the costs of acquiring and maintaining such insurance, and our fees for our services in placing and maintaining such insurance (collectively, "Insurance Charge") to the amounts due from you under this Lease. You will pay the insurance Charge in equal installments allocated to the remaining Lease Payments. If we purchase insurance, you will cooperate with our insurance agent with respect to the placement of insurance and the processing of claims. Nothing in this Lease will create an insurance relationship of any type between us and any other prison. You acknowledge that we are not required to secure or maintain any insurance, and we will not be liable to you if we terminate any insurance coverage that we arrange. If we replace or renew any insurance coverage, we are not obligated to provide replacement or renewal coverage under the same terms, costs, limits, or conditions as the previous coverage.

7. TITLE; RECORDING. We true the owner of and will hold title to the Equipment. You will keep the Equipment free of all liens and encumbrances. Unless the Purchase Option price shown on the first page of this Lease is $1.00, you agree that this transaction is a true lease. However, if this transaction is deemed to be a lease intended for security, you grant us a purchase money security interest in (he Equipment (including any replacement, substitutions, additions. attachments and proceeds). You will deliver to us signed financing statements or other documents we request to protect our interest in the Equipment. YOU AUTHORIZE US TO FILE A COPY OF THIS LEASE AS A FINANCING STATEMENT AND APPOINT US OR OUR DESIGNEE AS YOUR ATTORNEY-IN-FACT TO EXECUTE AND FILE, ON YOUR BEHALF. FINANCING STATEMENTS COVERING THE EQUIPMENT.

8. DEFAULT. Each of the following is a "Default" under this Lease; (a) you fail to pay any Lease Payment or any other payment within 10 days of its due date (b) you do not perform any of your other obligations under this Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it, (c) you become insolvent, you dissolve or are dissolved, or you assign your assets for the benefit of your creditors. or enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding; (d) any guarantor of this Lease dies, does nor perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (c) above.

9. REMEDIES. If a Default occurs, we may do one or more of the following: (a) we may cancel of terminate this Least or any or all other agreements that we have entered into with you; (b) we may require you to immediately pay us, as compensation for lots of our bargain and not as a penalty, a sum equal to (i) the present value of all unpaid Lease Payments for the remainder of the term plus the present value or our anticipated residual interest in the Equipment, each discounted at 5% per year, compounded monthly, plus (ii) all other amounts due or (hat become duo under this Lease; (c) we may require you to deliver the Equipment to us as set forth in Section 3; (d) we or our agent may peacefully repossess the Equipment without court order and you will not make any claims against us for damages or trespass of any other reason; and (c) we may exercise any other right or remedy available at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorneys' fees. If we take possession of the Equipment, we agree to sell or otherwise dispose of it with of without notice, T a public or private sale. and to apply the net proceeds (after we have deducted all cost related to the sale or disposition of the Equipment) to the amounts that you owe us. You agree that if notice of sale is required by law to be given 10 days notice shall constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.

10. FINANCE LEASE STATUS. You agree that if Article 2A-Leases of the Uniform Commercial Code applies in this Lease, this Lease will be considered a "finance lease" as the term is defined in Article 2A. By signing this Lease, you agree that either (a) you have reviewed, approved. and received. a copy of the Supply

Contract at (b) that we have informed you of the identity of the Supplier, that you may have rights under the Supply Contract, and that you may contact the Supplier for a description of those rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A.

11. ASSIGNMENT. YOU MAY NOT ASSIGN, SELL, TRANSFER OR SUBLEASE THE EQUIPMENT OR YOUR INTEREST IN THIS LEASE. We may, without notifying you, sell. assign, or transfer this Lease and our rights to the Equipment. You agree that the new owner will have the same rights and benefits that we have now under this Lease but not our obligations. The rights of the new owner will not be subject to any claims, defenses or set-off that you may have against us. NO BROKER, AGENT OR OTHER THIRD PARTY IS AUTHORIZED TO ASSIGN ANY OF OUR RIGHTS UNDER THIS LEASE. ANY SUCH ASSIGNMENT MY BE EFFECTED SOLELY BY US.

12. PURCHASE OPTION; AUTOMATIC RENEWAL If no Default has occurred and is continuing under this Lease, you will have the option at the end of the original or any renewal term to purchase all (but not less than all) or the Equipment At the Purchase Option price shown on the first page of this Lease, plus any applicable taxes. Unless the Purchase Option price is $1.00, you must give us at least 30 days written notice before the end of the original term of this Lease that you will purchase the Equipment or that you will return the Equipment to us. If you do not give us such written notice or if you do not purchase or deliver the Equipment in accordance with the terms and conditions of this Lease, the Lease will automatically renew for an additional 12 - month term and thereafter renew for successive one month terms unlit you deliver the Equipment to us. During such renewal(s) the Lease Payment will remain the same. We may cancel an automatic renewal term by sending you written notice 10 days prior to such renewal term. If the Fair Market Value Purchase Option has been selected, we will use out reasonable judgment to determine the Equipment's fair market value. If you do not Agree with our determination of the Equipment's fair market value, the fair market value (on a retail basis) will be determined at your expense by an independent appraiser selected by us. Upon payment of the Purchase Option price, we shall transfer our interest in the Equipment to you "AS IS, WHERE IS" without any representation or warranty whatsoever And this Lease will terminate.

13. INDEMNIFICATION. You we responsible for any losses, damages, penalties, claims, suits and actions (collectively, "Claims"), whether based on a theory of strict liability or otherwise caused by or related to (a) the manufacture, installation, ownership, use, lease, possession, or delivery, of the Equipment or (b) any defects of the Equipment. You agree to reimburse us for and if we request. to defend us against any Claims.

14. CREDIT INFORMATION. YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. ON WRITTEN REQUEST. WE WILL INFORM YOU WHETHER WE 14AVE REQUESTED A CONSUMER CREDIT REPORT AND THE NAME AND ADDRESS OF ANY CONSUMER CREDIT REPORTING AGENCY THAT FURNISHED A REPORT. YOU ACKNOWLEDGE THAT WITHOUT FURTHER NOTICE WE MAY USE OR REQUEST ADDITIONAL CREDIT BUREAU REPORTS TO UPDATE OUR INFORMATION 60 LONG AS YOUR OBLIGATIONS TO US ARE OUTSTANDING.

15. MISCELLANEOUS. You agree that the terms and conditions contained in this Least make up the entire agreement between you and us regarding the lease of the Equipment. This Lease is not binding on us until we sign it. Any change in any of the terms and conditions of this Lease must be in writing and signed by us. You agree. however, that we are authorized. without notice to you, to supply missing information or correct obvious errors in this Lease. If we delay or fail to enforce any of our rights under this Lease, we will still be able to enforce those rights at a later time. All notices shall be given in writing by the party sending the notice and shall be effective when deposited in the U.S. Mail. addressed to the party receiving the notice at its address shown on the first page of this Lease (or to any other address specified by that party in writing) with postage prepaid. All of our rights and indemnities will survive the termination of this Lease. It is the express intent of the parties, not to violate any applicable usury laws or to exceed the maximum amount of time price differential or interest as applicable, permitted to be charged or collected by applicable law, and any such excess payment will be applied to Lease Payments in inverse order of maturity, and any remaining excess will be refunded to you. If you do not perform any of your obligations under this Lease, we have the right but not the obligation, to take any action or pay any amounts that we believe we necessary to protect our interests. You agree to reimburse us immediately upon our demand for any such amounts that we pay. If more than one Lessee his signed this Lease, each of you agree that your liability is joint and several.

                                PERSONAL GUARANTY

THIS PERSONAL GUARANTY CREATES SPECIFIC LEGAL OBLIGATIONS. When we use the words you and your in this Personal Guaranty, we mean the Personal Guarantor(s) indicated below. When we use the words we, us and our in this Personal Guaranty, we mean AT&T Capital Leasing Services, Inc.

         In consideration of our entering into the lease agreement identified above ("Lease"), you unconditionally and irrevocably guarantee to us. our successors and assigns the prompt payment and performance of all obligations of the Customer Identified above ("Lessee") under the Lease. You agree that this is a guaranty of payment and not of collection, and that we can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease. You waive all defenses and notices, including those of protest, presentment and demand. You agree that we can renew. extend or otherwise modify the terms or the Lease and you will be bound by such changes. If the Lessee defaults under the Lease, you will immediately perform all obligations of the Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease. You will pay to us all expenses (including attorneys' fees) incurred by us in enforcing our rights against you or the Lessee. This is a continuing guaranty which will not be discharged or affected by your death and will bind your heirs and personal representatives. You waive any rights to seek repayment from the Lessee until we have been paid in full for all amounts owed by the Lessee under the Lease. If more than one personal guarantor has signed this Personal Guaranty, each of you agree that your liability is joint and several. You authorize us or any of our affiliates to obtain credit bureau reports regarding your personal credit, and make other credit inquiries that we determine are necessary.

THIS  PERSONAL  GUARANTY  IS  GOVERNED  BY  THE  LAWS  OF  THE  COMMONWEALTH  OF
MASSACHUSETTS. YOU CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN MASSACHUSETTS. YOU EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.


NOT APPLICABLE                               NOT APPLICABLE
-------------------------------              -------------------------------
Personal Guarantor                           Personal Guarantor


-------------------------------              -------------------------------
Print Name                                   Print Name


Date: _________________________              Date: _______________________

                             ADDENDUM - SCHEDULE A
                             TO LEASE AGREEMENT NO.

SYNTHONICS TECHNOLOGIES, INC.

This Addendum is made part of the Lease agreement ("Agreement") identified above, by and between Synthonics; Technologies, Inc. and AT&T Capital Leasing Services, Inc. ("Leasing Services"). Capitalized terms used but not defined will have the same meaning given to them in the Agreement.

Omnidata, 2500 Townsgate Rd, Unit 1, Westlake Village, CA 91361
Telephone (805) 371-4400

(1) System 1 Computers     (3) System 2 Computers    (2)  System 3 Computers
----------------------     ----------------------    ------------------------
200 MHZ (MMX)              166MHZ INTEL              INTEL P11 266MHZ
64MB RAM EDO               32MB RAM                  INTEL PORTLAND FX 512KB MB
WESTERN DIGITAL 3.2gb HDD  WESTERN DIGITAL 3.2gb HDD 128MB RAM
DIAMOND MM FIRE            2MB 3D DIAMOND VGA        16 MB ELSA GLORIA VC
  GL 1000 PRO 8MB VGA 17"  PANASONIC.27              4GB ATA IDE HDO
17" PANASONIC.27 MON       NETWORK CARD              17" PANASONIC.27
NETWORK CARD               512KB CACHE               NETWORK CARD
512KB CACHE                24x TOSHIBA CDROM         24x TOSHIBA CDROM
24X TOSHIBA  CDROM         SONY  3.5"FDD             SONY  3.5"FDD
SONY 3.5"                  WIN 95 OEM                WINDOWS NT
WIN 95 OEM                 MS MOUSE                  MS MOUSE
MS MOUSE                   FUJ 4725 KB               FUJ 4725 KB
FUJ 4725 KB                MIDTOWER 230W             ATX FF TOWER 25OW
MIDTOWER 23OW

**System 1.    (1) Jeff Van Dam's System - with MSNATRL KB, 64MBRAM, SB64 SOUND
               AND CL SPEAKERS

               (2) w/o MMK, w/ 128MBRAM, ENHANCED KB PwerMac G3 W/64mb 4 mbSGRAM upgrade + AV17"

PowerMac G3 W/64mb 4mbSCRAM upgrade + AV17

Server:
-------
Full tower 25OW, (2) Seagate 9gb SCSI HDD, Adaptec SCSI Controller, HP Surestore 24gb DAT + Media, (2) 100BT NIC, (1) 10BT NIC, 33.6 U.S.R Modem, 15" CTX MON, INTEL 200MMX CPU, TX 512CACHE, FDD 1.44 Sony, Enhanced Fujitsu KB, 64Mbram, PS2 Mouse, 2MR VGA, Windows NT SVR

Communications Software:                       Additional Software
------------------------------------           -----------------------------
Microsoft Exchange Server 25clt                Adobe PhotoShop 4.0 PCv
Microsoft Exchange Internet Connector          Autodesk Multimedia 3D Studio MAX
Symantec PC An)rwhere32 7.5 host & remote      Quark Express 4.0
                                               Adobe Illustrator 7.0 Mac
Additional Hardware                            Adobe Photoshop 4.0 Mac
------------------------------------           3D Studio R4
100BT HUB
(9pcs.) 280 VA UPS
(1 pc.) 1000VA APC UPS
Linocolor Saphir Ultra Scanner
3Com Impact TM IQ xtrnl ISDN Modem
Cables/Connectors Networking

BY SIGNING BELOW. YOU CERTIFY THAT YOU HAVE RECEIVED AND REVIEWED THIS PAGE AND THAT EACH OF THE PROVISIONS SET FORTH ON THIS PAGE IS CLEAR AND LEGIBLE.

This Addendum supplements and amends the Agreement only to the extent and in the manner set forth, and in all other respects the Agreement will remain in full force and effect.

AT&T Capital Leasing Services, Inc.         Synthonics Technologies, Inc.

                                            /s/ F. Michael Budd
                                            ----------------------------------
Title: ________________________             By: F.Michael Budd
                                            Its: President and CEO
Date:  ________________________
                                            Date: 11/26/97